To Our Shareholders

On December 31, 1996, Armstrong Associates, Inc. had total net assets of $12,600,382 and a per share price of $10.12. During calendar 1996 a total of $0.54 in ordinary income and capital gains was paid to shareholders of record December 13, 1996 and is not included in Armstrong's year-end price.

Equity investments generally had positive results for calendar 1996 as indicated by a +13.38% price advance in the Value-Line Index which represents approximately 1,700 stocks (unweighted-price only). For the same period long term bond prices were generally lower as reflected by the Lehman Brothers U.S. Treasury Composite Index which showed a +2.77% total return. As an indication of returns on cash equivalents, Lipper Analytical Services, Inc., reported that the average non-government taxable money market fund return for 1996 was 4.80%. Armstrong reported a total return of +9.49% for the 1996 calendar year.

Looking ahead into the 1997-98 period, we anticipate a volatile and, on balance, positive equity market environment. In our view, inflation should continue to be under control, long term interest rates should stay within the range seen over the past two years and corporate earnings should continue to grow although at a modest pace overall. While most of the broader based market indices are currently near all time highs, a significant portion of the performance in the weighted averages has been driven by a fairly concentrated group of stocks. At some point, we expect investment interest to broaden into opportunities that have not been as fully exploited as those issues that led equity markets to current levels.

Please call or write if you have any questions concerning your Armstrong investment.

Sincerely,




C.K. Lawson
February 15, 1997

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Investment Portfolio as of December 31, 1996

No of                                                            % of
shares      Industry & Issue                    Market value    assets

          Broadcasting & Related (4.7%)
 6,000      A.H. Belo                           $     209,250      1.7%
10,000      Time Warner, Inc.                         378,750      3.0

          Chemicals & Related (7.8%)
10,000      Avery Dennison Corp.                      707,500      5.6
 6,000      Praxair, Inc.                             276,750      2.2

          Computer, Software & Related (6.3%)
 3,000      Cisco Systems                             190,875      1.5
11,250      Oracle Systems Corp.                      469,688      3.7
 2,000      U.S. Robotics                             144,000      1.1

          Consumer Products (8.3%)
10,000      Black & Decker Corporation                301,250      2.4
 4,000      Duracell Internatioal                     279,500      2.2
 3,000      Kimberly Clark                            285,750      2.3
 8,000      Wal-Mart Stores                           182,000      1.4

          Electronics, Semiconductors & Related (6.4%)
 5,000      AMP, Inc.                                 191,875      1.5
10,000      Motorola, Inc.                            612,500      4.9

          Energy (.2%)
   465      El Paso Energy                             23,483       .2

          Food, Beverages & Related (9.4%)
 5,000      CPC International                         387,500      3.1
 6,000      Dole Food Co.                             203,250      1.6
20,000      Pepsico, Inc.                             587,500      4.7

          Hotel (2.8%)
 8,000      ITT Corporation                           347,000      2.8

          Industrial Conglomerate (6.0%)
12,000      Corning, Inc.                             555,000      4.4
 8,000      ITT Industries                            196,000      1.6

          Insurance (4.3%)
8,000       ITT Hartford                              540,000      4.3

          Medical & Related (13.2%)
15,000      Abbott Laboratories                       761,250      6.0
 4,000      Biogen, Inc.                              155,000      1.2
 5,000      Boston Scientific                         300,000      2.4
 5,000      Medtronics, Inc.                          340,000      2.7
 5,000      VISX, Inc.                                110,625       .9

          Natural Gas & Related (1.8%)
 5,000      Tenneco, Inc.                             225,625      1.8

          Photography & Equipment (3.8%)
 6,000      Eastman Kodak Company                     481,500      3.8

          Telecommunications (7.0%)
13,000      AT&T Corp.                                563,875      4.5
 4,213      Lucent Technologies                       194,851      1.5
20,000      Paging Network                            122,000      1.0

          Transportation (1.9%)
 1,000      Newport News Shipbuilding                  15,000       .1
 8,000      Ryder Systems                             225,000      1.8

          Water Treatment/Pollution Control (3.0%)
 8,000      Ionics, Inc.                              384,000      3.0

CASH, SHORT-TERM DEBT AND RECEIVABLES
LESS LIABILITIES                                    1,652,235     13.1
Total Net Assets                                  $12,600,382    100.0%

Statement of Net Assets for December 31, 1996

Assets
Investment in securities at market value                      $12,554,306
Cash held by custodian                                             48,376
Prepaid expenses                                                    2,460
Interest receivable                                                13,126
Dividends receivable                                               10,900
Receivable for fund shares purchased                                  750
   Total Assets                                               $12,629,918

Liabilities
Accounts payable and accrued expenses                              (3,716)
Payable for fund shares redeemed                                   33,252
   Total Liabilities                                              $29,536
Net Assets-equivalent to $10.12 per share with
      1,245,710.944 shares outstanding                        $12,600,382


Statement of Changes in Net Assets-6 Months Ended December 31, 1996

Operations:
   Net investment income                                    $      41,443
   Net realized gains from security transactions                   73,588
   Decrease in unrealized appreciation of investments             140,646
      Net increase in net assets resulting from operations  $     255,677
Distributions to shareholders
   Dividends paid from net investment income                       85,666
   Distributions from net realized gains                          575,189
                                                                  660,855
Capital share transactions
   Net proceeds from sale of capital stock                         98,866
   Net asset value of shares issued to shareholders in
   reinvestment of net investment income and net realized
   gains on security transactions                                 620,103
                                                                  718,969
   Less cost of shares repurchased                                813,209
                                                                  (94,240)
      Net increase in net assets                                 (499,419)
Net assets:
   Beginning of period                                        $13,099,800
   End of period                                              $12,600,382

Statement of Operations-6 Months Ended December 31, 1996

Investment Income
   Income:
      Dividends                                               $    73,220
      Interest                                                     60,067
        Total income                                              133,287
   Operating expenses:
      Advisory and management fees                     50,003
      Administrative fees                               7,957
      Custodian fees                                    3,593
      Transfer agent fees                               4,200
      Registration fees, licenses and other             1,112
      Legal fees                                        6,891
      Accounting fees                                   7,160
      Director's fees                                   3,076
      Reports and notices to shareholders               7,411
      Insurance                                           441      91,844
        Net investment income                                      41,443

Realized and unrealized gains and losses on investments
   Realized gains from security transactions
    (excluding short-term obligations)
      Proceeds from sales                                         672,913
      Cost of securities sold                                     599,325
        Net realized gains from security transactions              73,588
   Unrealized appreciation (depreciation) of investments
      Beginning of period                                       4,856,475
      End of period                                             4,997,121
        Increase/decrease in unrealized appreciation              140,646
      Net realized and unrealized gain on investments         $   214,234

Officers and Directors

C.K. Lawson
President, Treasurer and Director

Candace L. King
Vice President and Secretary

Eugene P. Frenkel, M.D.
Director
Professor of Internal Medicine and Radiology
Southwestern Medical School

Douglas W. Maclay
Director
President, Maclay Properties Company

R.H. Stewart Mitchell
Director
Private Investor

Cruger S. Ragland
Director
President, Ragland Insurance Agency, Inc.

Ann Reed Dittmar
Director
Private Investor

Custodian
Union Bank of California, N.A.
San Francisco, California

Transfer Agent
Portfolios, Inc.
Dallas, Texas

Auditors
Grant Thornton
Dallas, Texas

Investment Advisor
Portfolios, Inc.
Dallas, Texas

This report is prepared for the information of the share- holders of Armstrong Associates, Inc. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.